                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material under Rule 14a-12
                         ST. JOSEPH CAPITAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)
                                 [COMPANY NAME]
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

[ST. JOSEPH CAPITAL CORPORATION LOGO]

                                                                  March 26, 2001

Dear Fellow Stockholder:

     On behalf of the board of directors and management of St. Joseph Capital Corporation, I cordially invite you to attend the annual meeting of stockholders to be held at 5:00 p.m. on May 9, 2001, at The Center for Continuing Education, McKenna Hall on the campus of the University of Notre Dame, Notre Dame, Indiana. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2000 annual report to stockholders. At the meeting we shall report on our operations and the outlook for the year ahead.

     Your board of directors has nominated four persons to serve as Class II directors. Each of the nominees are incumbent directors. The board of directors also proposes to amend St. Joseph's 1996 Stock Incentive Plan to increase the number of authorized shares of common stock, from 200,000 shares to 425,000 shares.

     We recommend that you vote your shares for the director nominees and in favor of the proposal to amend the stock incentive plan.

     I encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

     If you have any questions concerning these matters, please do not hesitate to contact me at (219) 273-9700. We look forward with pleasure to seeing and visiting with you at the meeting.

                                          Very truly yours,

                                          ST. JOSEPH CAPITAL CORPORATION

                                          /s/ Edward R. Pooley
                                          Secretary

    3820 Edison Lakes Parkway - Mishawaka, IN 46545 - Phone: (219) 273-9700

[ST. JOSEPH CAPITAL CORPORATION LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2001

To the stockholders of

     ST. JOSEPH CAPITAL CORPORATION

     The annual meeting of the stockholders of St. Joseph Capital Corporation, a Delaware corporation, will be held at The Center for Continuing Education, McKenna Hall on the campus of the University of Notre Dame, Notre Dame, Indiana, on Wednesday, May 9, 2001, at 5:00 p.m., local time, for the following purposes:

     1. to elect four Class II directors for a term of three years.

     2. to amend St. Joseph's 1996 Stock Incentive Plan to increase the number of authorized shares of common stock, from 200,000 shares to 425,000 shares.

     3. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

     We are not aware of any other business to come before the annual meeting. Any action may be taken on the foregoing proposal at the annual meeting on May 9, 2001, or on any date to which the meeting may be adjourned or postponed. The board of directors has fixed the close of business on March 16, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us the time for further solicitation of proxies.

                                          By order of the Board of Directors

                                          /s/ Edward R. Pooley
                                          Secretary

Mishawaka, Indiana
March 26, 2001

    3820 Edison Lakes Parkway - Mishawaka, IN 46545 - Phone: (219) 273-9700

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the board of directors of St. Joseph's of proxies to be voted at the annual meeting of stockholders to be held at The Center for Continuing Education, McKenna Hall on the campus of the University of Notre Dame, Notre Dame, Indiana, on Wednesday, May 9, 2001, at 5:00 p.m., local time, and at any adjournments or postponements of the meeting.

     We would like to have all stockholders represented at the meeting. If you do not expect to be present, please sign and mail your proxy card in the enclosed self-addressed, stamped envelope to our transfer agent, First Union National Bank, Attention: Proxy Department-NC 1153, 1525 West W.T. Harris Boulevard, 3C3, Charlotte, North Carolina 28288-1153. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the meeting.

     The mailing address of St. Joseph's principal executive offices is 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about March 26, 2001. Our 2000 annual report, which includes consolidated financial statements, is enclosed.

     St. Joseph's is a bank holding company, which serves the financial needs of the "Michiana" area of Indiana and Michigan. It is the parent company of St. Joseph Capital Bank, an Indiana state bank located in Mishawaka, Indiana.

     Only holders of record of our common stock, par value $.01 per share, at the close of business on March 16, 2001, will be entitled to vote at the annual meeting or any adjournments or postponements of the meeting. On March 16, 2001, we had approximately 1,675,112 shares of common stock issued and outstanding. In the election of directors, and for all other matters to be voted upon at the annual meeting, each issued and outstanding share of common stock is entitled to one vote. All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposal set forth in this proxy statement.

     A majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors shall be elected by a plurality of the votes present in person or represented by proxy. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                             ELECTION OF DIRECTORS

     At the annual meeting of the stockholders to be held on May 9, 2001, the stockholders will be entitled to elect four Class II directors for a term expiring in 2004. The directors are divided into three classes having staggered terms of three years. Each of the nominees are incumbent directors. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information, as of March 16, 2001, concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including age, year first elected or appointed as a director and business experience during the previous five years of each. Each of the individuals has held the position listed for the past five years unless otherwise noted. The four nominees, if elected at the annual meeting, will serve as Class II directors for three-year terms expiring in 2004.

                                    NOMINEES

NAME                             DIRECTOR                      PRINCIPAL OCCUPATION
(AGE)                             SINCE                      FOR THE LAST FIVE YEARS
-----                            --------                    -----------------------
CLASS II
(TERM EXPIRES 2004)
Brian R. Brady.................    1998      Chairman, Brady Asset Management, LLC (1998-Present);
  (Age 49)                                   President and Chief Executive Officer, Damon Corporation
                                             (1988-1998)
V. Robert Hepler...............    1996      President and Chief Executive Officer, VRH Rentals
  (Age 72)
Jack Matthys...................    1996      Private investor (2000-Present); Vice Chairman of St.
  (Age 54)                                   Joseph's and Chief Lending Officer of the Bank
                                             (1997-2000)
Richard A. Rosenthal...........    1996      Athletic Director Emeritus, University of Notre Dame
  (Age 68)

                                        CONTINUING DIRECTORS
CLASS III
(TERM EXPIRES 2002)
Scott C. Malpass...............    1996      Vice President for Finance and Chief Investment Officer,
  (Age 38)                                   University of Notre Dame
Todd B. Martin.................    2000      Partner, Martin Capital Management, LLP
  (Age 34)
Myron C. Noble.................    1997      Chairman, Pi-Rod, Inc.
  (Age 63)
Robert A. Sullivan.............    1996      President, CEO, Fifth Third Bank (Northwestern Ohio),
  (Age 46)                                   (2001-Present); President, Capital Bank, N.A.
                                             (1989-2000)
Carolyn Y. Woo.................    2000      Dean, Mendoza College of Business, University of Notre
  (Age 46)                                   Dame (1997-Present); Associate Executive Vice President
                                             of Academic Affairs, Purdue University (1995-1997)
CLASS I
(TERM EXPIRES 2003)
Anna Reilly Cullinan...........    2000      Private investor; community activist
  (Age 37)
David A. Eckrich...............    1996      President, Adams Road Development, Inc.
  (Age 60)
Jerry Hammes...................    1996      Chairman, Peoples Bank of Kankakee County and Romy
  (Age 69)                                   Hammes, Inc.
CLASS I
(TERM EXPIRES 2003)
Arthur H. McElwee..............    1996      President, Toefco Engineered Coating Systems, Inc.
  (Age 58)
John W. Rosenthal..............    1996      Chairman, President and Chief Executive Officer of St.
  (Age 42)                                   Joseph's and St. Joseph Capital Bank

     All of St. Joseph's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions, and no member of the board is related to another member by blood or marriage, except that Richard A. Rosenthal is the father of John W. Rosenthal. Mr. Arthur J. Decio serves as director emeritus.

     For serving on the board of directors of St. Joseph's and St. Joseph Capital Bank, directors who are also not officers receive annual fees in the form of options to purchase 400 shares of our common stock at the then current fair market value of such shares on the date of grant and $1,000 cash compensation. The options vest immediately and have a term of 10 years. Directors also receive options to purchase 50 shares for each board meeting that they attend. Options are not granted for board meetings of both St. Joseph's and St. Joseph Capital Bank when such meetings are held on the same day. Beginning in 2001, Director's will be entitled to receive extra cash compensation for committee meetings attended when such meetings are not held on the same day as a full board meeting.

     The board of directors of St. Joseph's has established an audit committee. The audit committee's policy is attached to this proxy statement as Exhibit A. St. Joseph Capital Bank's board of directors has also established a directors' loan policy committee, an investment committee and a human resources committee. These committees are composed entirely of outside directors, except that John W. Rosenthal, St. Joseph's president and chief executive officer, serves on all committees except the audit committee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE
NOMINEES.

                          TRANSACTIONS WITH MANAGEMENT

     During the year ended December 31, 2000, certain directors and executive officers of St. Joseph's (including their affiliates, families and companies in which they are principal owners, officers or directors) became loan customers of, and have had other transactions with, St. Joseph's and St. Joseph Capital Bank in the ordinary course of business. Such loans and lines of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and are not believed to involve more than the normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION

     The following table shows the compensation for the last three fiscal years paid by us, or St. Joseph Capital, Bank to our chief executive officer. No other executive officer had a 2000 salary and bonus which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                (B)                                        (G)
                              FISCAL          ANNUAL COMPENSATION       SECURITIES
           (A)                 YEAR         ------------------------    UNDERLYING           (H)
        NAME AND               ENDED            (C)           (D)        OPTIONS          ALL OTHER
   PRINCIPAL POSITION      DECEMBER 31ST    SALARY($)(1)    BONUS($)    GRANTED(#)    COMPENSATION($)(2)
   ------------------      -------------    ------------    --------    ----------    ------------------
John W. Rosenthal........      2000           $135,522      $31,875       10,000           $13,848
  President & Chief            1999           $122,833      $17,500           --           $13,347
  Executive Officer            1998           $107,000      $    --       15,000           $12,343

---------------
(1) Includes compensation deferred at the election of Mr. Rosenthal.

(2) Represents amounts paid by us for contributions to our 401(k) plan, an automobile allowance and for life insurance.

STOCK OPTION INFORMATION

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the summary compensation table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                              INDIVIDUAL GRANTS
                                      ------------------------------------------------------------------
                                                             (C)
                                                         % OF TOTAL
                                           (B)          OPTIONS GRANT           (D)              (E)
                (A)                      OPTIONS       TO EMPLOYEES IN    EXERCISE OR BASE    EXPIRATION
                NAME                  GRANTED(#)(1)      FISCAL YEAR        PRICE ($/SH)         DATE
                ----                  -------------    ---------------    ----------------    ----------
John W. Rosenthal...................     10,000             47.7%              $12.38          12/05/10

---------------
(1) Options vest as follows: 2,000 on 01/01/2001; 2,000 on 01/01/2002; 2,000 on
    01/01/2003; 2,000 on 01/01/2004; and 2,000 on 01/01/2005.

     The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 2000, held by the individuals named in the summary compensation table above:

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                             SHARES                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                          ACQUIRED ON         VALUE          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                         EXERCISE(#)(B)   REALIZED($)(C)     OPTIONS AT FY-END(#)(D)           AT FY-END($)(E)
                         --------------   --------------   ---------------------------   ---------------------------
      NAME(#)(A)                                           EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      ----------                                           -----------   -------------   -----------   -------------
John W. Rosenthal......       --                $--          35,500         19,500         $57,375          $--

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding our common stock beneficially owned on March 16, 2001 with respect to all persons known to us to be the beneficial owner of more than five percent of our common stock, each director, each executive officer named in the summary compensation table above and all directors and executive officers of St. Joseph's and St. Joseph Capital Bank as a group.

NAME OF INDIVIDUAL AND                                           AMOUNT AND NATURE OF       PERCENT
NUMBER OF PERSONS IN GROUP                                    BENEFICIAL OWNERSHIP(1)(2)    OF CLASS
--------------------------                                    --------------------------    --------
DIRECTORS
John W. Rosenthal(3)........................................            58,567                 3.4
Brian R. Brady..............................................            14,199                *
Anna Reilly Cullinan........................................            27,760                 1.7
David A. Eckrich............................................            35,043                 2.1
Jerry Hammes................................................            28,568                 1.7
V. Robert Hepler............................................            27,598                 1.6
Michael R. Leep, Sr. .......................................            20,130                 1.2
Scott C. Malpass............................................             7,463                *
Todd B. Martin..............................................             3,180                *
Jack Matthys................................................            40,940                 2.4
Arthur H. McElwee...........................................            16,689                 1.0
Myron C. Noble..............................................            37,823                 2.3
Richard A. Rosenthal(4).....................................            28,680                 1.7
Robert A. Sullivan..........................................            15,058                *
Carolyn Y. Woo..............................................             1,210                *
All directors and executive officers as a group (16
  persons)..................................................           368,455                20.8%

---------------
 *  Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares.

(2) Includes shares obtainable under options granted to directors and officers of St. Joseph's and St. Joseph Capital Bank under our stock incentive plan which are presently exercisable or which become exercisable within 60 days of the date of this table, as follows: Mr. John W. Rosenthal -- 40,500 shares; Mr. Brady -- 2,349; Ms. Cullinan -- 760; Mr. Eckrich -- 3,543; Mr. Hammes -- 3,568; Mr. Hepler -- 2,598; Mr. Leep, Sr. -- 1,030; Mr.
    Malpass -- 3,463; Mr. Martin -- 1,030; Mr. Matthys -- 15,940; Mr.
    McElwee -- 3,463; Mr. Noble -- 2,823; Mr. Richard A. Rosenthal -- 3,580; Mr. Sullivan -- 3,558; Dr. Woo -- 710; and all directors and executive officers as a group -- 100,215.

(3) Includes 8,000 shares held in a trust for the benefit of Mr. Richard Rosenthal's family and over which Mr. John Rosenthal has shared voting and investment power.

(4) Includes 8,000 shares gifted to a trust for the benefit of Mr. Richard Rosenthal's family by Mr. Richard Rosenthal and for which he disclaims beneficial ownership.

        PROPOSAL TO ADOPT THE AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

     At the annual meeting, stockholders will be asked to approve the amendment of the 1996 Stock Incentive Plan. The board of directors is asking the stockholders to approve increasing the number of shares authorized for issuance from 200,000 shares to 425,000 shares of common stock to be reserved for issuance and sale or award under the plan. The plan is intended to promote equity ownership by our directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain with us.

     The human resources committee, which is comprised of at least two non-employee directors appointed by the board of directors, administers the plan. The committee has the authority, subject to approval by the board of directors, to select the directors and employees to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the plan and to make all other determinations that it may deem necessary or advisable for the administration of the plan. The board of directors has reserved 425,000 shares of common stock for issuance under the plan, including the shares issuable pursuant to this amendment. In general, if any award (including an option granted to a non-employee director) granted under the plan expires, terminates, is forfeited or is cancelled for any reason, the shares of common stock allocable to such award may again be made subject to an award granted under the plan.

     The plan provides for the grant of "incentive stock options", as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended, options that do not so qualify (referred to herein as "nonstatutory options") and stock appreciation rights ("SARs"), as determined in each individual case by the Committee. Directors and employees of St. Joseph's and St. Joseph Capital Bank are eligible to receive grants under the plan. Such options may be granted subject to various vesting requirements, but become fully vested upon a merger or change of control. The exercise price of incentive stock options granted under the plan must at least equal the fair market value of the common stock subject to the option (determined as provided in the plan) on the date the option is granted. The committee will determine the exercise price of nonstatutory options and SARs. Incentive stock options granted under the plan are exercisable for ten years after the grant date and are not transferable. Nonstatutory options and SARs remain exercisable for such period as the committee may determine.

     An incentive stock option granted under the plan to an employee owning more than 10% of the total combined voting power of all classes of our capital stock is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of common stock issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years. Incentive stock options granted to employees under the plan are subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of common stock as to which any such incentive stock option first becomes exercisable in any calendar year, is limited to $100,000. To the extent options covering more than $100,000 worth of common stock first become exercisable in any one calendar year, the excess will be treated as nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

     The committee notifies each director and employee eligible to participate in the plan of his or her selection. To receive an award under the plan, an employee must execute an award agreement which will specify the type of award to be granted, the number of shares of common stock (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the agreement will also specify the price at which the shares of common stock subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive stock option or a nonstatutory option.

     Cash, personal check, common stock owned or the surrender of exercisable options at the time of exercise may pay the full exercise price for all shares of common stock purchased upon the exercise of options granted under the plan. In the event of termination of employment, incentive stock options granted to employees under the plan remain outstanding and are exercisable only until the expiration of ninety days (or such lesser period as the committee may determine) from the date on which the person to whom they were granted ceases to be employed by us.

     Incentive stock options granted under the plan have certain advantageous tax attributes to the recipient under the income tax laws. No taxable income is recognized by the option holder for income tax purposes at the time of the grant or exercise of an incentive stock option, although neither is there any income tax deduction available to us as a result of such a grant or exercise. Any gain or loss recognized by an option holder on the later disposition of shares of common stock acquired pursuant to the exercise of an incentive stock option generally will be treated as long-term capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted.

     As in the case of incentive stock options, the grant of nonstatutory stock options or SARs will not result in taxable income for income tax purposes to the recipient of the options, nor will we be entitled to an income tax deduction. Upon the exercise of nonstatutory stock options or SARs, however, the option holder will generally recognize ordinary income for income tax purposes equal to the difference between the exercise price and the fair market value of the shares of common stock acquired or deemed acquired on the date of exercise, and St. Joseph's will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any further gain or loss realized by the option holder on the subsequent disposition of such shares will be long-term or short-term capital gain or loss, depending on the length of time the shares of common stock are held after the option is exercised.

     The plan expires ten years after its adoption, unless sooner terminated by the board of directors. The board of directors has authority to amend the plan in such manner, as it deems advisable, except that the board of directors is not permitted, without stockholder approval, to amend the plan in a manner, which would prevent the grant of incentive stock options under the plan or increase the number of shares of common stock available. The plan provides for appropriate adjustment, as determined by the committee, in the number and kind of shares subject to the plan, and the number, kind and per share exercise price of shares subject to unexercised options, in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE PROPOSED AMENDMENT.

                             AUDIT COMMITTEE REPORT

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

     The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-KSB. The committee is comprised solely of independent directors.

     The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2000 with our management and Crowe, Chizek and Company LLP, our independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by SAS No. 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ending December 31, 2000 for filing with the Securities and Exchange Commission.
                                          Jerry Hammes -- Chairman
                                          David A. Eckrich
                                          Todd B. Martin
                                          Myron C. Noble

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Crowe Chizek are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     Our independent auditor during 2000 was Crowe, Chizek and Company LLP. The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of our annual financial statements and related services as of and for the year ended December 31, 2000 and for the required review of our financial information included in our Form 10-QSB filings for the year 2000 was $55,650.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees incurred for these services for the year 2000.

ALL OTHER FEES

     The aggregate fees and expenses billed by Crowe Chizek for all other services rendered to us for 2000 was $13,080.

     The audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining its independence as our principal accountants.

                                    GENERAL

     The board of directors solicits your proxy and we will pay the cost of solicitation. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of St. Joseph's or St. Joseph Capital Bank, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                                 OTHER BUSINESS

     It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

                           FAILURE TO INDICATE CHOICE

     If any stockholder fails to indicate a choice in items (1) and (2) on the proxy card, the shares of such stockholder shall be voted (FOR) in each instance.

                                          By order of the Board of Directors

                                          /s/ Edward R. Pooley
                                          Secretary

Mishawaka, Indiana
March 26, 2001

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                        AND MAIL THEIR PROXIES PROMPTLY

                                                                       EXHIBIT A

                                  AUDIT POLICY

                         ST. JOSEPH CAPITAL CORPORATION

                                 FEBRUARY 1998

                                          /s/ EDWARD POOLEY
                                          Edward Pooley

                                          Secretary of the Board

Revised Date:
12/14/00

I. PURPOSE

     One of the first duties of the Board of Directors in meeting its overall commitment to the Bank's shareholders, depositors, and the community, is to ensure that there is in place an adequate system of internal controls and compliance with applicable laws and regulations. To fulfill this basic and fundamental responsibility the Board of Directors formally addresses the commitment by adopting a formal Audit Policy. It is intended that this policy be broad in scope and is not to be considered as all-inclusive or all encompassing. It is intended that this policy provide guidelines and general direction and a base upon which specific procedures can be developed.

II. OBJECTIVES

     The basic objective of this Policy is to insure that the Bank's audit function provides reasonable assurance that assets are safeguarded, depositors and shareholders protected, opportunities for irregularities minimized, and when discovered, are eliminated promptly, operations are efficient, and management operates the Bank in compliance with Board policy, laws, regulations, and sound financial principles.

     By its inherent nature it will touch upon, and concern itself with, all aspects of the Bank's internal operations both financial and regulatory. Properly implemented and developed, such a program will lead to several desirable results:

          1. It will materially assist the Audit Committee and the Board of Directors in supervising, controlling, and safeguarding the accounts and in assuring compliance with various directives and laws.

          2. Ideally, it should enhance employee morale by reducing apprehension for any individual person.

          3. Management will be better enabled to monitor and check the overall efficiency of operations and the reliability of accounting data, including the use of computerized accounting systems.

          4. External Regulators and Auditors requirements will be better addressed and any deficiencies corrected with a minimum of disruption of usual routines and duties.

III. AUDIT COMMITTEE

     The Audit Committee is one of the most important and sensitive of the entire organization. It is unique in that it serves as the Board's "eyes and ears" in monitoring compliance with policies, directives and laws as well as reviewing financial activities. The Audit Committee shall consist of a minimum of three (3) members of the Board.

     Because the Audit Committee evaluates Bank operations, it shall be made up only of OUTSIDE DIRECTORS. The Board recognizes that the CEO is EX OFFICIO, a member of all committees. In his ex officio capacity, he is also a member of this committee. However, because of his responsibility for all operations of the Bank, and the unique nature of the duties of the committee, he shall attend meetings, contribute expertise and advise, but shall not vote on proceedings of this committee, thereby avoiding any possible conflict of interest and ensuring its total independence of action on all matters within its authority.

IV. DUTIES OF THE AUDIT COMMITTEE

     Following is a listing of the broad, general duties of the Audit Committee:

          1. Appointment of the internal auditors and approval of the Internal Audit Plan.

          2. Annual selection of the Independent External Auditors, for approval by the entire Board of Directors.

          3. Review of the Bank management's internal accounting controls and compliance activities.

          4. Direct communication with the internal auditors.

          5. Review of the annual report, results of the independent audit, internal audits, and interim financial information, as required.

          6. Review of the Report of Examination by regulatory authorities.

V. INTERNAL AUDITORS

     In compliance with the duties prescribed in the preceding paragraph and realizing its undelegatable responsibility to ensure the proper control of operations and compliance with its directives, the Board of Directors hereby charges its Audit Committee to appoint internal auditors to oversee the functions this entails.

     The persons or firm selected for this appointment should possess skills sufficient to develop and implement a program to assure the accuracy and reliability of financial data presented to the Board for its evaluation and upon which it may be called to exercise judgment. The persons or firm selected will be accountable directly to the Board through its Audit Committee.

VI. INDEPENDENCE OF AUDITORS

     Because of the unique nature of the audit function and the relationship it bears to the ongoing operations of the Bank, it is critical that the Board, and not Management, controls the selection and retention of those performing the audit function. The Audit Committee will have input from management on evaluation and compensation of audit/review persons.

     The auditors, both internal and external, must have direct access to the Board through the Audit Committee, so that they can directly report their findings and bring essential issues to the attention of the full Board. When problems are raised by the audit, the Board will request management to report in a timely manner, as to its intentions in addressing possible solutions or corrective actions. To ensure this independence, the Audit Committee may from time to time meet with the auditors without the presence of management personnel.

VII. AUTHORITY OF THE INTERNAL AUDITORS

     The internal auditors have the authority and right of access to all Bank records, reports and minutes, as required to perform the audit activities. Along with this, the opportunity to review and appraise policies, procedures, plans and records, including new policies and procedures. All information and assistance shall be provided to the internal audit staff when requested, and done so in a timely manner.

     The internal auditors have the authority to check any individual or function in the Bank without prior notice.

     The Internal audit function must be careful not to exceed or abuse the authority extended by the Board of Directors.

VIII. DUTIES OF THE INTERNAL AUDITORS

     In general, the internal auditors shall be directed in the fulfillment of their duties by the current internal audit plan, together with expansion recommendations from the Audit Committee and/or senior management.

     It is to be recognized that while the internal auditors are accountable directly to the Board they must be exceedingly careful that any freedoms extended in the performance of their duties are not exceeded or abused.

IX. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall meet as often as they deem necessary to carry out their duties.

X. PROCEDURE

     The exact procedures to be followed to implement the requirements of this policy and the functions to be performed to verify the various parts of the internal audit plan shall be sufficient to effectively audit any of the accounts or policies under scrutiny.

     Certain activities will by their nature have to be reviewed with greater frequency than others. To provide for this contingency the internal auditors shall develop schedules to supplement written procedures to be certain that procedures are followed. In developing these procedures and schedules, the auditors shall be very careful that they are uniformly applied, fair, and are applied equally to all persons.

     From the above statements, it is obvious that routine and discretion are extremely important, however, the advantage of surprise should also be utilized, and audits should be varied to maximize this advantage within established time frames.

     It is also recognized that special situations may arise from time to time requiring extraordinary attention. For this reason, any program should be sufficiently flexible to accommodate special situational mandates fitting to the event under audit.

XI. REVIEW OF POLICY

     The Board of Directors shall review this policy at least annually, making such revisions and amendments as it deems appropriate. The Audit Committee will assist in such reviews and will bring specific policy issues requiring attention to the Board of Directors.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


PROXY                    ST. JOSEPH CAPITAL CORPORATION                    PROXY
                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2001

        The undersigned hereby appoints John W. Rosenthal and Edward R. Pooley, or either of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders, to be held at The Center for Continuing Education, McKenna Hall, at the University of Notre Dame, Notre Dame, Indiana, at 5:00 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

[ ] Check here for address change.                   [ ]  Check here if you plan
   New Address:                                           to attend the meeting.
               ----------------

   ----------------------------

   ----------------------------


                  (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         ST. JOSEPH CAPITAL CORPORATION
   PLEASE MARK YOUR VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

1.  Election of Directors
    Nominees: Brian R. Brady, V. Robert Helper,
              Jack Matthys and Richard A. Rosenthal

[ ] FOR all nominees listed                   [ ] WITHHOLD AUTHORITY to vote
  (except as written on the line below)           for all nominees listed below

 (INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the line provided below)

     ---------------------------------------------------------------------

2. To approve an amendment to the 1996 Stock Incentive Plan increasing authorized shares from 200,000 shares to 425,000 shares

                [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

The Board of Directors recommends a vote FOR all proposals.

                              THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                              SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

                              Dated:                                     ,2000
                                    -------------------------------------
                              Signature(s)
                                          -------------------------------------

                                          -------------------------------------


NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.